SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2001


                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                           1-5287                      22-2879612
(State or other                    (Commission                 (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey
(Address of principal executive offices)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 3



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Item 5.  Other Events.

                  A copy of the press release, dated April 4, 2001, issued by the registrant is attached as an exhibit to this report and is incorporated herein by reference.



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


                                  EXHIBIT INDEX


Exhibit
No.             Description
-------         -----------

99.1            Press Release, issued by the registrant, dated April 4, 2001.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PATHMARK STORES, INC.


Date: April 18, 2001                        By:  /s/ Marc A. Strassler
                                              ---------------------------------
                                               Name: Marc A. Strassler
                                               Title: Senior Vice President and
                                                      General Counsel


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